Issuance Of Units	6 Months Ended
Jun. 30, 2015
Issuance of Units [Abstract]
ISSUANCE OF UNITS
NOTE 12: ISSUANCE OF UNITS
In connection with the initial public offering (“IPO”) of Navios Midstream in November 2014, Navios Midstream acquired all of the outstanding shares of capital stock of four of Navios Acquisition's vessel-owning subsidiaries (Shinyo Ocean Limited, Shinyo Kannika Limited, Shinyo Kieran Limited and Shinyo Saowalak Limited) in exchange for: (i) all of the estimated net proceeds from the IPO amounting to $110,403; (ii) $104,451 of the $126,000 borrowings under Navios Midstream's new credit facility; (iii) 9,342,692 subordinated units and 1,242,692 common units; and (iv) 381,334 general partner units, representing a 2.0% general partner interest in Navios Midstream, and all of the incentive distribution rights in Navios Midstream, to our General Partner.
In June 2015, Navios Midstream exercised its option to acquire the shares of the vessel-owning subsidiaries of the Nave Celeste and the C. Dream from Navios Acquisition for an aggregate purchase price of $100,000. The aggregate purchase price consisted of 1,592,920 Series A Units designated the Series A Units, issued to Navios Acquisition and $73,000 cash consideration.
Upon the expiration of such subordination period in June 2018, the Series A Units will automatically convert into common units.
On June 18, 2015 Navios Midstream issued 32,509 additional general partner units to the General Partner, in order the General Partner to maintain its 2% general partnership interest. The net proceeds from the issuance of the general partnership units were $551.
As of June 30, 2015, there were outstanding: 9,342,692 common units, 9,342,692 subordinated units, 1,592,920 subordinated Series A Units and 413,843 general partnership units. As of June 30, 2015, Navios Acquisition owned a 60.85% limited partner interest in Navios Midstream, which included a 2.0% general partner interest.